SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS Blue Chip Fund

The Board of each fund noted below has approved a proposal by Deutsche Investment Management Americas Inc., the advisor of each fund, to effect the following fund reorganization or “merger”:

Acquired Fund	Acquiring Fund
DWS Blue Chip Fund	DWS Growth & Income Fund (effective on or about February 1, 2012, DWS Core Equity Fund)

The merger is expected to occur on or about February 27, 2012 and it is expected to be a tax–free reorganization for federal income tax purposes. Completion of the merger is subject to a number of conditions. On the merger date, an investment in the Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. You can find information about the Acquiring Fund and its risks, including a prospectus and summary prospectus, online at www.dws–investments.com/mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, B, C), (800) 730-1313 (INST) and (800) 728-3337 (S) or asking your financial advisor. Consummation of the merger does not require a vote of the shareholders of the Acquired Fund or the shareholders of the Acquiring Fund.

In addition, the Acquired Fund will be closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the Acquired Fund after December 12, 2011 (the ”Cease Sales Date”).

You may continue to purchase Acquired Fund shares after the Cease Sales Date through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. Eastern time on the Cease Sales Date, you are:

■	a current shareholder of the Acquired Fund; or

■	a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the Acquired Fund as an investment option.

New accounts in the Acquired Fund may be opened for:

■	transfers of shares from existing accounts in the Acquired Fund;

■	Officers and Board Members of the DWS funds, and full-time employees of the Advisor and its affiliates and their family members;

■
any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ExpertPlan Inc. or the Omni recordkeeping system made available through ADP, Inc. under an alliance with the Distributor;

■
any discretionary wrap program that holds Acquired Fund shares as of the Cease Sales Date (which includes the ability to add new accounts that may purchase fund shares). These programs must be pre-approved by the Advisor;

■
any group retirement, employee stock bonus, pension or profit sharing plan, other than plans distributed through the ExpertPlan or ADP alliances, that includes the Acquired Fund as an investment option as of the Cease Sales Date;

■
any group retirement, employee stock bonus, pension or profit sharing plan, whose plan administrator as of the Cease Sales Date has approved the Acquired Fund for use in existing or new plans that it administers;

November 21, 2011 PROSTKR-109

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all retirement plans and discretionary wrap programs that have approved the Acquired Fund as an investment option as of the Cease Sales Date, but that have not opened an account as of that date, may open an account and make purchases of Acquired Fund shares and add new accounts provided that the retirement plan or the discretionary wrap program opens its initial account with the Acquired Fund prior to December 30, 2011. Documentation of fund selection must be provided to the Advisor prior to the Cease Sales Date;

■
accounts managed by the Advisor, any advisory products offered by the Advisor or the Distributor and for the portfolios of DWS Target Date Series or other ”funds of funds” managed by the Advisor or its affiliates;

■
in the case of certain mergers or reorganizations, retirement plans may be able to add the Acquired Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Acquired Fund would be able to continue to invest in the Acquired Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Acquired Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Acquired Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Acquired Fund as an investment option under its retirement plan or wrap program. In addition, new accounts may be permitted in the Acquired Fund for certain plans or programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Acquired Fund. Requests for new accounts into the Acquired Fund will be reviewed by management on an individual basis, taking into consideration whether the addition to the Acquired Fund is believed to negatively impact existing fund shareholders;

■
a plan administered as a college savings plan under Section 529 of the Internal Revenue Code that has approved the Acquired Fund as an investment option as of the Cease Sales Date, but that has not opened an account as of that date, may open an account and make purchases of Acquired Fund shares and add new accounts provided that the plan opens its initial account with the fund prior to December 30, 2011. Documentation of fund selection must be provided to the Advisor prior to the Cease Sales Date; or

■
the purpose of reallocating, under certain circumstances, all or a portion of the shares held in a closed fund account to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of fund shares.

Except as otherwise noted, these restrictions apply to investments made directly with the Distributor, the Acquired Fund’s principal underwriter, or through an intermediary relationship with a financial services firm established with respect to the DWS funds as of the Cease Sales Date. Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors in the Acquired Fund unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted into the Acquired Fund unless you satisfy one of the investor eligibility categories listed above. In limited circumstances, the Advisor or the Distributor may, at their discretion, approve additional exceptions for planned or pending activity.

Exchanges will not be permitted into the Acquired Fund unless the exchange is being made into an existing fund account. The Distributor may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Acquired Fund shares, following the Cease Sales Date.

Please Retain This Supplement for Future Reference

November 21, 2011
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